UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2005

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA		98501
(Address of principal executive officers)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	– RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01	– REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”.

On October 25, 2005, Heritage Financial Corporation issued a press release announcing its operating earnings for the third quarter of 2005. All information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements

– not applicable

(b)	Pro forma financial information

– not applicable

(c)	Exhibits:

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99	News Release issued by Heritage, dated October 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2005

HERITAGE FINANCIAL CORPORATION

By:	/S/ DONALD V. RHODES
Donald V. Rhodes Chairman and Chief Executive Officer

2